UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report - May 18, 2005

HARLEYSVILLE NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

___________________

Pennsylvania	0-15237	23-2210237
(State or other jurisdiction of incorporation or organization)	Commission File Number	(IRS Employer Identification No.)

483 Main Street
Harleysville, Pennsylvania 19438
(Address of principal executive office and zip code)

(215) 256-8851
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On May 18, 2005, Harleysville National Corporation (the “Corporation”) issued a press release announcing the hiring of George S. Rapp as the Corporation’s Chief Financial Officer effective May 18, 2005. Harleysville Management Services, LLC, a wholly-owned subsidiary of the Corporation, and George S. Rapp entered into an Employment Agreement effective May 18, 2005 (the “Agreement”). The Agreement is for a period of two (2) years. The employment period shall be automatically extended on the second anniversary date of commencement for a period of one year at each renewal date unless either party provides notice 90 days prior to renewal date. The Agreement provides for an annual salary rate of $150,000 per year, participation in the Corporation’s annual and long term incentive plans and an initial grant of stock options totaling 2,000 shares, which shall vest equally over a five year period. Additionally, the Agreement provides for a “Change in Control” payment equal to and no greater than 1.0 times the executive agreed compensation. A copy of the Employment Agreement is included and attached as Exhibit 99.2.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(c)
On May 18, 2005, the Corporation issued a press release announcing the appointment of George S. Rapp, CPA, age 52, to the position of Senior Vice President and Chief Financial Officer effective May 18, 2005. Prior to joining the Corporation, Mr. Rapp held the position of Chief Financial Officer of Astea International, 2004 to 2005, Chief Financial Officer of Advanta Bank Corp, 2002 to 2004 and held the position of Chief Accounting Officer of Sovereign Bancorp, 2000 to 2002. A copy of the press release is attached as Exhibit 99.1.

Mr. Rapp has entered into an Agreement. The material terms of the Agreement with Mr. Rapp is set forth in Item 1.01 above and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits.

            Exhibit 99.1:  Press Release issued by Harleysville National Corporation dated May 18, 2005 titled “George S. Rapp, CPA Joins HNC as Chief Financial Officer.”

        Exhibit 99.2: Employment Agreement between Harleysville Management Services and George S. Rapp, dated May 18, 2005.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        HARLEYSVILLE NATIONAL CORPORATION

Dated: May 19, 2005                 /s/ Michael B. High
        Michael B. High, EVP and COO

EXHIBIT INDEX

Page

Exhibit 99.1 Press Release dated May 18, 2005, of Harleysville National Corporation (filed pursuant to Item 5.02 hereof).	5

Exhibit 99.2 Employment Agreement between Harleysville Management Services, LLC and George S. Rapp, dated May 18, 2005. This is filed pursuant to Item 1.01 and 5.02 hereof.	7